Exhibit 3.1

NUMBER: A-56107
[LOGO]
BRITISH
COLUMBIA

COMPANY ACT

CERTIFICATE OF REGISTRATION

I Hereby Certify that

THE LECTURENET LEARNING CORPORATION

has this day been registered as an extraprovincial company
under the Company Act

Issued under my hand at Victoria, British Columbia,

on January 24, 2002

[SEAL]	JOHN S. POWELL

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

[flag] Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporations Act	societes par actions	ARTICLES OF	STATUTS CONSTITUTIFS
INCORPORATION
		(SECTION 6)	(ARTICLE 6)

Processing Type - Mode de Traitement:		E-Commerce

1. Name of Corporation - Denomination de la societe THE LECTURENET LEARNING CORPORATION

2 . The province or territory in Canada where the registered office is to be situated - La province ou Ie territoire au Canada oil se situera le siege social British Columbia

3 . The classes and any maximum number of shares that the corporation is authorized to issue-
      Categories et Ie nombre maximal d'actions que la societe est autorisec it emettre
        The annexed Schedule I is incorporated in this form.
        L'annexe I ci-jointe fait partie integrante de la presente formule.

4 . Restrictions, if any, on share transfers - Restrictions sur Ie transfert des actions, s'i1 y a lieu
        The annexed Schedule 2 is incorporated in this form.
        L'annexe 2 ci-jointe fait partie integrante de la presente formule.

5. Number (or minimum and maximum number) of directors - Nombre (ou nombre minimal et maximal) d'administrateurs Minimum: 1 Maximum: 5

6 . Restrictions, if any, on business the corporation may carry on -
      Limites imposees a l'activite commerciale de la societe, s'il y a lieu
        The annexed Schedule 3 is incorporated in this form.
        L'annexe 3 ci-jointe fait partie integrante de 1a presente formule.

7 . Other provisions, if any - Autres dispositions, s'i1 y a lieu The annexed Schedule 4 is incorporated in this form. L'annexe 4 ci-jointe fait partie integrante de la presente formule.

8. Incorporators – Fondateurs
Names(s) - Nom(s)	Address (including postal code) - Adresse (inclure Ie code postal)		Signature

JEFFERSON THACHUK	#34 - 3387 KING GEORGE HWY SURREY, BRITISH COLUMBIA CANADA		JEFFERSON THACHUK
V4P IB7
Canada [FLAG]

SCHEDULE / ANNEX 1
ONE CLASS OF SHARES:

The corporation is authorized to issue an unlimited number of shares of one class.

SCHEDULE / ANNEX 2

RESTRICTIONS ON SHARE TRANSFERS:

The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without the approval of:

a.
the directors of the Corporation expressed by resolution passed by the votes cast by a majority of the directors of the Corporation at a meeting of the board of directors or signed by all of the directors of the Corporation; OR

b.
the shareholders of the Corporation expressed by resolution passed by the votes cast by a majority of the shareholders who voted in respect of the resolution or signed by all shareholders entitled to vote on that resolution.

SCHEDULE / ANNEX 3
None

SCHEDULE / ANNEX 4

a.
The number of shareholders in the Corporation, exclusive of employees and former employees who, while employed by the Corporation were, and following the termination of that employment, continue to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered holders of one or more shares being counted as one shareholder.

b.      Any invitation to the public to subscribe for securities of the Corporation is prohibited.

c.	If authorized by by-law which is duly made by the directors and confirmed by ordinary resolution of the shareholders, the directors of the Corporation may from time to time:

i.      borrow money upon the credit of the Corporation;
ii.      issue, reissue, sell or pledge debt obligations of the Corporation; and
iii.	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired to secure any debt obligation of the Corporation.

Any such by-law may provide for the delegation of such powers by the directors to such officers or directors of the Corporation to such extent and in such manner as may be set out in the by-law.

Nothing herein limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

d.
The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual general meeting of shareholders.

NUMBER: A56107
[LOGO]
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
FOR AN
EXTRAPROVINCIAL
COMPANY

BUSINESS CORPORATIONS ACT

I Hereby Certify that

THE LECTURENET LEARNING CORPORATION

has on October 4, 2004, at 08:29 AM Pacific Time filed documents evidencing its change of name to

INSIGHTFULMIND LEARNING, INC.

Issued under my hand at Victoria, British Columbia,
on October 4, 2004

[SEAL]	JOHN S. POWELL

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

Industry Canada		Industrie Canada

Certificate			Certificat
of Amendment			de modification

Canada Business			Loi canadienne sur
Corporations Act			les societes par actions

THE LECTURENET LEARNING CORPORATION			397901-6

Name of corporation-Denomination de la societe			Corporation number-Numero de la societe

I hereby certify that the articles of the			Je certifie que les statuts de la societe
above-named corporation were amended:			susmentionnee ont ete modifies:

a)	under section 13 of the Canada		a)	en vertu de l’article 13 de la Loi
	Business Corporations Act in			canadienne sur les societes par
	accordance with the attached notice;			actions, confromement a l’avis ci-joint;

b)	under section 27 of the Canada		b)	en vertu de l’article 27 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment			actions, tel qu’il est indique dans les
	designating a series of shares;			clauses modificatrices ci-jointes
designant une serie d’actions;
c)	under section 179 of the Canada	T	c)	en vertu de l’article 179 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment;			actions, tel qu’il est indique dans les
clauses modificatrices ci-jointes;
d)	under section 179 of the Canada		d)	en vertu de l’article 191 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of reorganization;			actions, tel qu’il est indique dans les
clauses de reorganisation ci-jointes;

R. SHAW			August 13, 2002 / le 13 aout 2002

Director – Directeur			Date of Amendment – Date de modification

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporation Act	societes par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(SECTIONS 27 OU 177)

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

	THE LECTURENET LEARNING CORPORATION		397901-6

3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

	All of the issued and outstanding shares of the Corporation be subdivided on the basis of one and one-half (1 ½) post-subdivision shares
	for each one (1) pre-subdivision share.

Date	Name – Nom	Signature	Capacity of – en qualite
2002-08-13	JEFF THACHUK		DIRECTOR

Canada

Industry Canada		Industrie Canada

Certificate			Certificat
of Amendment			de modification

Canada Business			Loi canadienne sur
Corporations Act			les societes par actions

InsightfulMind Learning, Inc.			397901-6

Name of corporation-Denomination de la societe			Corporation number-Numero de la societe

I hereby certify that the articles of the			Je certifie que les statuts de la societe
above-named corporation were amended:			susmentionnee ont ete modifies:

a)	under section 13 of the Canada		a)	en vertu de l’article 13 de la Loi
	Business Corporations Act in			canadienne sur les societes par
	accordance with the attached notice;			actions, confromement a l’avis ci-joint;

b)	under section 27 of the Canada		b)	en vertu de l’article 27 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment			actions, tel qu’il est indique dans les
	designating a series of shares;			clauses modificatrices ci-jointes
designant une serie d’actions;
c)	under section 179 of the Canada	T	c)	en vertu de l’article 179 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment;			actions, tel qu’il est indique dans les
clauses modificatrices ci-jointes;
d)	under section 179 of the Canada		d)	en vertu de l’article 191 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of reorganization;			actions, tel qu’il est indique dans les
clauses de reorganisation ci-jointes;

R. SHAW			August 26, 2002 / le 26 aout 2002

Director – Directeur			Date of Amendment – Date de modification

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporation Act	societes par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(SECTIONS 27 OU 177)

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

	THE LECTURENET LEARNING CORPORATION		397901-6

3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

	The provisions of item 1 in the Articles of the Corporation dated December 3, 2001 are deleted and the following substituted therefore:

	1. The name of the Corporation is

	InsightfulMind Learning, Inc.

Date	Name – Nom	Signature	Capacity of – en qualite
2002-08-26	JEFFERSON THACHUK		DIRECTOR

Canada

Industry Canada		Industrie Canada

Certificate			Certificat
of Amendment			de modification

Canada Business			Loi canadienne sur
Corporations Act			les societes par actions

InsightfulMind Learning, Inc.			397901-6

Name of corporation-Denomination de la societe			Corporation number-Numero de la societe

I hereby certify that the articles of the			Je certifie que les statuts de la societe
above-named corporation were amended:			susmentionnee ont ete modifies:

a)	under section 13 of the Canada		a)	en vertu de l’article 13 de la Loi
	Business Corporations Act in			canadienne sur les societes par
	accordance with the attached notice;			actions, confromement a l’avis ci-joint;

b)	under section 27 of the Canada		b)	en vertu de l’article 27 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment			actions, tel qu’il est indique dans les
	designating a series of shares;			clauses modificatrices ci-jointes
designant une serie d’actions;
c)	under section 179 of the Canada	T	c)	en vertu de l’article 179 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment;			actions, tel qu’il est indique dans les
clauses modificatrices ci-jointes;
d)	under section 179 of the Canada		d)	en vertu de l’article 191 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of reorganization;			actions, tel qu’il est indique dans les
clauses de reorganisation ci-jointes;

R. SHAW			September 24, 2002 / le 24 septembre 2002

Director – Directeur			Date of Amendment – Date de modification

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporation Act	societes par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(SECTIONS 27 OU 177)

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

	InsightfulMind Learning, Inc.		397901-6

3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

	a. to delete paragraphs a. and b. in the Schedule/Annex 4 to the Articles of Incorporation of the Corporation.
	b. to renumber paragraphs c. and d. in Schedule/Annex 4 to the Articles of Incorporation of the Corporation.
	c. to replace Schedule/Annex 4 to the Articles of Incorporation of the Corporation with Schedule/Annex 4 as set for in Schedule “A”
	hereto, which shall be Schedule/Annex 4 to the Articles of Incorporation of the Corporation.

	SCHEDULE “A”
	SCHEDULE / ANNEX 4
	OTHER PROVISIONS
	a. If authorized by by-law which is duly made by the directors and confirmed by ordinary resolution of the shareholders, the
	Directors of the Corporation may from time to time:
	i. borrow money upon the credit of the Corporation;
	ii. issue, reissue, sell or pledge debt obligations of the Corporation; and
	iii. mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or
	subsequently acquired to secure any debt obligation of the Corporation.
	Any such by-law may provide for the delegation of such powers by the directors to such officers or directors of the Corporation to such
	extent and in such manner as may be set out in the by-law.
	Nothing herein limits or restrict the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn,
	accepted or endorsed by or on behalf of the Corporation.
	b. The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next
	annual general meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors
	elected at the previous annual general meeting of shareholders.

Date	Name – Nom	Signature	Capacity of – en qualite
2002-09-24	JEFFERSON THACHUK		DIRECTOR

Canada

Industry Canada	Industrie Canada	FORM 4	FORMULE 4
		ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Canada Business	Loi canadienne sur les	(SECTION 27 OR 177)	(SECTIONS 27 OU 177)
Corporation Act	societes par actions

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

InsightfulMind Learning, Inc.	397901-6

3.	The articles of the above-named corporation are amended as follows: Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

a.	to delete paragraphs a. and b. in Schedule/Annex 4 to the Articles of Incorporation of the
Corporation;

b.	to renumber paragraphs c. and d. in Schedule/Annex 4 to the Articles of Incorporation of the
Corporation as paragraphs a. and b., respectively;

c.	to replace Schedule/Annex 4 to the Articles of Incorporation of the Corporation with
Articles of Incorporation of the Corporation.

Date	Signature	4 -- Capacity of – en qualite
September 20, 2002	JEFFERSON THACHUK	Director
For Departmental Use Only A l’usage du ministere seulement	Printed Name – Nom en letters moulees

Filed Deposee	JEFFERSON THACHUK

Canada

SCHEDULE “A”

SCHEDULE / ANNEX 4

OTHER PROVISIONS:

a.	If authorized by by-law which is duly made by the directors and confirmed by ordinary resolution of the shareholders, the directors of the Corporation may from time to time:

i.           borrow money upon the credit of the Corporation;

ii.           issue, reissue, sell or pledge debt obligations of the Corporation; and

iii.	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired to secure any debt obligation of the Corporation.

Any such by-law may provide for the delegation of such powers by the directors to such officers or directors of the Corporation to such extent and in such manner as may be set out in the by-law.

Nothing herein limits or restrict the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

b.
The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual general meeting of shareholders.

[flag] Industry Canada	Industrie Canada
Corporations Directorate	Direction generale des Corporations
9th floor	ge etage
Jean Edmonds Towers South	Tour Jean Edmonds sud
365 Laurier Avenue West	365, avenue Laurier ouest
Ottawa, Ontario KIA OC8	Ottawa (Ontario) K IA OC8

02-08-13	Client Number / Numero de Client
10139
3979016
Request Number / Numero de Demande
ELECTRONIC COMMERCE	1056998

NAME DECISION	DECISION DE LA DENOMINATION

With reference to you name request for:
Concernant votre demande de fa denomination:

InsightfulMind Learning, Inc.

THE PROPOSED NAME IS AVAILABLE FOR USE AS A CORPORATE NAME
HOWEVER
Such availability is subject to the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the
 relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. (The use of any name granted is subj ect to the laws of the jurisdiction where the comJlany carries on business.)

LA DENOMINAnON PROPOSEE EST DISPONIBLE:
CEPENDANT
Telle disponibilite est sujette a ce que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales, et toutes marques de commerce existantes
(y compris celles qui sont citees dansle(s) rapport(s) de recherche
NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il existe une probabilite de confusion. (L'utilisation de tout nom octroye est sujettea toute loi de la juridiction ou la societe exploite son entreprise)

Such availability is based on the current NUANS search report and any other facts known to the Corporations Directorate at this time. New information coming to our attention prior to or on filing articles could effect this availability. If any printing or other use of the name is made before the certificate is issued, it will be done at the risk ofthe applicant.

Telle disponibilite est basee sur Ie rapport de recherche NUANS actuel et des autres faits connus par la Direction generaIe des corporations en ce moment. Il est possible que de nouvelles informations recueillies, avant ou depuis l'emission de cette lettre affectent la disponibilite de la denomination. Si des imprimes ou autre usage de la denomination sont faits avant l'emission du certificat les requerants assumeront entierement ce risque.

NOTE:		NOTA:

1)	Your NUANS report expires: 2002-11-04	1)	Votre rapport de recherche NUANS echoira le: 2002-11-04

2)	The NUANS search report upon which this	2)	La recherche de nom NUANS sur laquelle
	decision in based has a life of 90 days. The		cette decision est basee n'est valide que pour
	reservation of your name will expire at the		90 jours. La reservation de nom expire ala
	end of that period unless, prior to that date,		fin de cette periode amoins que, dans
	you have been incorporated, or you have		l'intervalle, vous ne soyez constitue en
	requested and received a new name		societe ou que vous n'ayez renouvelle votre
	decision on the basis of a new NUANS		rapport de recherche et obtenu une nouvelle
	search report.		decision de nom favorable.

3)	For oral explanations related to any items	3)	Pour plus de renseignements concernant
	marked by (**), you may access our Voice		notre demande decrite sur notre lettre de
	Information Service (a service of taped		decision, indiquee par (**), vous pouvez
	messages) by calling (613) 946-0147 or		acceder anotre Systeme d'Information par
	946-0148.		messagerie vocale, en composant Ie (613)
946-0147 ou 946-0148.

4)	There is no personalized telephone	4)	Nous n'offrons pas de service personnalise
	consultation service on corporate names.		de consultation orale pour les noms
	Any requests for reconsideration or		corporatifs. Toutes demandes de
	information must be made in writing and		reconsideration ou d'information doivent
	can be sent by fax to area code (613)		etre soumises par ecrit et peuvent etre
	941-5782 or toll free at 1-877-568-9922.		envoyees par telecopieur en composant le
(613) 941-5782 ou sans frais 1-877-568-9922.

5)	If documents and fee were filed with the	5)	Si des documents et droit de depot ont efe
	request for a name decision, please		deposes avec votre demande de decision de
	respond within 5 working days or we will		denomination sociaIe, veuillez nous fournir
	have no other alternative but to return		les informations requises d'ici les 5
	your documents, in which case, the fee		prochains jours ouvrables ou les documents
	will be retained in anticipation of a further		vous seront retournes, en tel cas, Ies droits
	filing. The articles will receive a new		seront retenus en prevision d'un autre
	effective date upon re-submission.		depot. Les statuts ou les clauses recevront
une nouvelle date d'entnle en viqueur lorsque nous les recevrons de nouveau.

Kim O’Brien
__________________
Signature

WE ASK FOR YOU COOPERATION IN QUOTING OUR REQUEST NUMBER, YOUR CLIENT ID AND THE DATE OF THE MOST RECENT DECISION (A COPY OF 1ST PAGE OF THE NAME DECISION (NOT THE FAX SHEET) WOULD BE SUITABLE FOR THIS PURPOSE) IN ANY FUTURE SUBMISSIONS WITH RESPECT TO THE NAME.

NOUS DEMANDONS VOTRE COOEPRATION EN CITANT NOTRE NUMERO DE DEMANDE, VOTRE NUMERO DE CLIENT, ET LA DATE DE LA DECISION LA PLUS RECENTE (UNE COPIE DE LA PREMIERE PAGE DE LA DECISION DE LA DEMANDE (PAS LA PAGE COUVERTURE) SERAIT ACCEPTABLE) DANS DES SOUMISSION SFUTURES RELATIVEMENT A CETTE DENOMINATION SOCIALE.

NUMBER: A0056107
[LOGO]
BRITISH
COLUMBIA
The Best Place on Earth

CERTIFICATE
OF
CHANGE OF NAME
FOR AN
EXTRAPROVINCIAL
COMPANY

BUSINESS CORPORATIONS ACT

I Hereby Certify that

INSIGHTFULMIND LEARNING, INC.

has on November 3,2009, at 08:03 AM Pacific Time filed documents changing its name to

CORONUS SOLAR INC.

Issued under my hand at Victoria, British Columbia,
on November 3, 2009

[SEAL]	RON TOWNSHEND

RON TOWNSHEND
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

Industry Canada		Industrie Canada

Certificate			Certificat
of Amendment			de modification

Canada Business			Loi canadienne sur
Corporations Act			les societes par actions

Coronus Solar Inc.			397901-6

Name of corporation-Denomination de la societe			Corporation number-Numero de la societe

I hereby certify that the articles of the			Je certifie que les statuts de la societe
above-named corporation were amended:			susmentionnee ont ete modifies:

a)	under section 13 of the Canada		a)	en vertu de l’article 13 de la Loi
	Business Corporations Act in			canadienne sur les societes par
	accordance with the attached notice;			actions, confromement a l’avis ci-joint;

b)	under section 27 of the Canada		b)	en vertu de l’article 27 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment			actions, tel qu’il est indique dans les
	designating a series of shares;			clauses modificatrices ci-jointes
designant une serie d’actions;
c)	under section 179 of the Canada	T	c)	en vertu de l’article 179 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment;			actions, tel qu’il est indique dans les
clauses modificatrices ci-jointes;
d)	under section 179 of the Canada		d)	en vertu de l’article 191 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of reorganization;			actions, tel qu’il est indique dans les
clauses de reorganisation ci-jointes;

RICHARD G. SHAW			November 3, 2009 / le 3 novembre 2009
Richard G. Shaw
Director – Directeur			Date of Amendment – Date de modification

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporation Act	societes par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(SECTIONS 27 OU 177)

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

	InsightfulMind Learning, Inc.		397901-6

3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

	The corporation changes its name to:
	Coronus Solar Inc.

Date	Name – Nom	Signature	Capacity of – en qualite
2009-10-23	JULIE SHEPPARD		AUTHORIZED OFFICER

Canada

Industry Canada		Industrie Canada

Certificate			Certificat
of Amendment			de modification

Canada Business			Loi canadienne sur
Corporations Act			les societes par actions

Coronus Solar Inc.			397901-6

Name of corporation-Denomination de la societe			Corporation number-Numero de la societe

I hereby certify that the articles of the			Je certifie que les statuts de la societe
above-named corporation were amended:			susmentionnee ont ete modifies:

a)	under section 13 of the Canada		a)	en vertu de l’article 13 de la Loi
	Business Corporations Act in			canadienne sur les societes par
	accordance with the attached notice;			actions, confromement a l’avis ci-joint;

b)	under section 27 of the Canada		b)	en vertu de l’article 27 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment			actions, tel qu’il est indique dans les
	designating a series of shares;			clauses modificatrices ci-jointes
designant une serie d’actions;
c)	under section 179 of the Canada	T	c)	en vertu de l’article 179 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of amendment;			actions, tel qu’il est indique dans les
clauses modificatrices ci-jointes;
d)	under section 179 of the Canada		d)	en vertu de l’article 191 de la Loi
	Business Corporations Act as set out in			canadienne sur les societes par
	the attached articles of reorganization;			actions, tel qu’il est indique dans les
clauses de reorganisation ci-jointes;

RICHARD G. SHAW			November 3, 2009 / le 3 novembre 2009
Richard G. Shaw
Director – Directeur			Date of Amendment – Date de modification

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
		REPORT	ELECTRONIQUE
Canada Business	Loi canadienne sur les
Corporation Act	societes par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(SECTIONS 27 OU 177)

1.	Name of corporation – Denomination de la societe	2.	Corporation no. – No de la societe

	Coronus Solar Inc.		397901-6

3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

	All of the issued and outstanding shares of the Corporation be subdivided on the basis of two (2)
	post-subdivision shares for each one (1) pre-subdivision share.

	The provisions of Item 4 (annexed Schedule 2) of the Articles of Incorporation to be deleted in its entirety and
	replaced with “None”.

Date	Name – Nom	Signature	Capacity of – en qualite
2009-10-27	JULIE SHEPPARD		AUTHORIZED OFFICER

Canada